                       CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report on PaineWebber Mid Cap Fund dated October 16, 1998 in this Registration Statement (Form N-1A No. 33-42160) of PaineWebber Managed Assets Trust.


                                             /s/ Ernst & Young LLP
                                             ---------------------
                                             ERNST & YOUNG LLP

New York, New York
November 19, 1998